UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! MADISON SQUARE GARDEN ENTERTAINMENT CORP. 2023 Annual Meeting Vote by December 5, 2023, 11:59 PM ET (December 1, 2023 by 11:59 PM ET for participants in the AMC Networks Inc. 401(k) Plan) MADISON SQUARE GARDEN ENTERTAINMENT CORP. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 V24057-TBD You invested in MADISON SQUARE GARDEN ENTERTAINMENT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 6, 2023. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 22, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and Meeting Date: December 6, 2023 vote without entering a Meeting Time: 10:00 a.m. Eastern Time control number For Holders As Of: October 16, 2023 Location: Meeting live via the Internet – please visit www.virtualshareholdermeeting.com/MSGE2023 517597-006-Part-4 19Oct23 17:37 Page 11 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of the following nominees as directors: (01) Martin Bandier For (02) Donna M. Coleman (03) Frederic V. Salerno 2. Ratification of the appointment of our independent registered public accounting firm. For 3. Approval of the Company’s 2023 Employee Stock Plan. For 4. Approval of the Company’s 2023 Stock Plan for Non-Employee Directors. For 5. Approval of, on an advisory basis, the compensation of our named executive officers. For 6. An advisory vote on the frequency of future advisory votes on executive compensation. 3 Years NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please do not submit this card. Please refer to the reverse side for instructions on how to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V24058-TBD